UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 23, 2002


                                   TELMARK LLC
             (Exact name of registrant as specified in its charter)


Delaware                               33-70732                       16-1551523
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(State or other jurisdiction of      (Commission                   (IRS Employer
incorporation or organization)       File Number)            Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-7935

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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

As previously disclosed on March 6, 2002, Agway Inc. ("Agway"), the owner of 100% of the equity of Telmark LLC ("Telmark"), announced its intention to pursue the sale of Telmark to a third party as part of a plan that would have Agway focus on fewer businesses.

Today, Telmark is providing an update on the divestment process. After lengthy negotiations, Agway and a potential buyer were unable to reach final agreement on a sale of Telmark. However, the process that we have gone through to date has validated that Telmark is a valuable business and Goldman Sachs & Co. will continue to assist us in exploring strategic alternatives for Telmark.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

We are including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by us, or on our behalf. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, we caution that, while we believe such assumptions or basis to be reasonable and make them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed in this report and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Where, in any forward-looking statement, we, or our management, express an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but we cannot assure you that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect" and "anticipate" and similar expressions identify forward-looking statements.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TELMARK LLC
                                     (Registrant)





Date May 23, 2002                    By /s/ Peter J. O'Neill
     -----------------                  ----------------------------------------
                                        Peter J. O'Neill, Senior Vice President,
                                        Finance and Control
                                        (Principal Accounting Officer)


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